                                                                   Exhibit 24

                               POWER OF ATTORNEY

                                November 2, 2007

          Know all men by these presents that each of the undersigned does hereby make, constitute and appoint Tracy Hogan and each individual named on the signature page hereto other than such undersigned, or any of them, as a true and lawful attorney-in- fact of such undersigned with full powers of substitution and revocation, for and in the name, place and stead of such undersigned (both in such undersigned's individual capacity and as a director, officer, member, partner or other authorized person of any corporation, limited liability company, partnership or other entity for which such undersigned is otherwise authorized to sign), to execute and deliver such forms, agreements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of Elevation Partners,
L.P., Elevation Associates, L.P., Elevation Associates, LLC, Elevation Employee
Side Fund, LLC, Elevation Management, LLC or such undersigned (including, without limitation, any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to
Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, any Schedule 13D (including but not limited to any joint filing agreement with respect thereto), Schedule 13G, Form 3, Form 4 and
Form 5 and (ii) in connection with any applications for EDGAR access codes, including, without limitation, the Form ID.

          IN WITNESS WHEREOF, the undersigned hereby execute this Power of
Attorney as of the date first written above.

                                             /s/ Fred Anderson
                                             ------------------------------
                                             Fred Anderson

                                             /s/ Marc Bodnick
                                             ------------------------------
                                             Marc Bodnick

                                             /s/ Paul Hewson
                                             ------------------------------
                                             Paul Hewson

                                             /s/ Roger McNamee
                                             ------------------------------
                                             Roger McNamee

                                             /s/ Bret Pearlman
                                             ------------------------------
                                             Bret Pearlman